HealthWarehouse.com℠

America's Trusted Online Pharmacy

2015 MARCUM MICROCAP CONFERENCE

GRAND HYATT NEW YORK
MAY 27-28, 2015

Safe Harbor Statement

This presentation may contain forward-looking statements regarding future events or the future financial and operational performance of HealthWarehouse.com. Words such as "targets," "expects," "believes," "anticipates," "intends," "may," "will," "plan," "continue," "forecast," "remains," "would," "should," "projected," "focus" and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on current expectations, are not guarantees of future performance and involve assumptions, risks, and uncertainties. Actual performance may differ materially from those contained or implied in such forward-looking statements. Risks and uncertainties that could lead to such differences could include, among other things: effects of changes in the economy; changes in consumer spending; fluctuations in the stock market; changes affecting the Internet, online retailing and advertising; difficulties establishing our brand and building a critical mass of customers; the unpredictability of future revenues and expenses and potential fluctuations in revenues and operating results; risks related to business combinations and strategic alliances; possible tax liabilities relating to the collection of sales tax; consumer trends; the level of competition; seasonality; the timing and success of expansion efforts; changes in senior management; risks related to systems interruptions; possible governmental regulation; and the ability to management a growing business. Additional information regarding factors that potentially could affect our business, financial condition and operating results is included in our periodic filings with the SEC on our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Forward-looking statements represent our views as of today and we expressly disclaim any intent or obligation to update any forward-looking statement.



Company Profile

E-commerce pharmacy selling generic & brand name prescription medications and OTC products with convenient online ordering & home delivery

- Headquarters Florence, KY (Cincinnati, OH metro area)
- Operations began in 2007
- 33 full-time employees
- Publicly traded (OTCQB:HEWA)
- Market cap $5M



Investment Highlights

- Multi billion dollar growing cash market
- Proprietary technology to handle prescriptions online
- Renewed focus on core business; Move to growth mode
- Large, growing insured/uninsured customer base
- First mover advantage
- Recurring and sticky Rx revenue model
- High customer satisfaction ratings
- Strong, increasing gross margins

Historical Income Statement

	2010	2011	2012	2013	2014	2015 (P)
Sales	$5,691,765	$10,363,293	$11,081,429	$10,233,112	$6,129,660	$7,500,000
Gross Profit	$2,241,744	$4,517,768	$5,167,452	$5,121,357	$3,637,278	$4,513,000
Gross Profit %	39%	44%	47%	50%	59%	60%
Opex	$5,303,617	$9,246,431	$9,657,821	$7,554,954	$5,370,727	$5,302,600
Net Loss	($3,691,674)	($2,439,502)	($5,574,775)	($5,489,892)	($1,783,279)	($861,717)
EBITDAS	($2,094,360)	($1,828,865)	($659,325)	($870,207)	($596,594)	($46,342)



Our Core Business

America's Trusted Online Pharmacy focusing on consumers who pay out of pocket for their prescriptions and over the counter products

Consumers who pay out of pocket for their prescriptions include those:

- With no insurance coverage
- With high insurance deductibles or copays
- With Health Savings Accounts (HSA) or Flexible Savings Accounts (FSA)
- With insurance through the Affordable Care Act (ACA) with high deductibles
- With Medicare Part D plans with high deductibles
- With drug exclusions and quantity restrictions placed by insurance companies



Unique Positioning

- 1 of 40 VIPPS accredited pharmacies by NABP
- Only VIPPS accredited pharmacy selling online to customers in all 50 states & Washington D.C.
- Only VIPPS accredited pharmacy targeting $80 billion cash market
- VIPPS accreditation enables HealthWarehouse.com to attain an online marketing presence



VIPPS: Verified Internet Pharmacy Practice Sites
NABP: National Association of Boards of Pharmacy

Customer Acquisition Sources

Search Engines

Google bing
YAHOO!

VIPPS
NATIONAL ASSOCIATION BOARDS OF PHARMACY

Social Media

facebook. twitter

Partners

GoodRx

MedLion™

AMG MEDICAL GROUP

Rx REVU

weRx.ORG



Customer Convenience

HealthWarehouse.com offers quick delivery from the company's headquarters, combining convenient online ordering with home delivery


HealthWarehouse.com
ups
FedEx



80% of U.S. population reached in 2 days or less

"Great customer service, quick accurate, ***no worry fast deliveries****. Easy website to work with."*

Jonathan May 26, 2015

Simplify Channel Distribution

Current Supply Chain

Manufacturer

Wholesaler

Distributor

Pharmacy

Customer

Cost paid by Customer, Employer, Insurance

HealthWarehouse Model

Manufacturer

HealthWarehouse.com
America's Trusted Online Pharmacy

Customer

Savings to Customer, Employer, Insurance

Savings for Core Rx Customers

Drug[1]	Qty		COSTCO WHOLESALE	TARGET	Walmart	RITE AID	SAFEWAY	CVS/pharmacy	Walgreens
Benazepril 20mg tablets	90	$9.00	$9.99	$10.00	$10.00	$38.39	$12.00	$38.39	$53.99
Famotidine 20mg tablets	90	$5.40	$8.10	$41.99	$6.00	$37.09	$10.00	$37.09	$35.99
Gabapentin 300mg capsules	90	$12.60	$14.82	$29.49	$44.85	$92.59	$26.40	$92.59	$92.99
Levothyroxin 50mg tablets	90	$61.37	$26.97	$62.99	$10.00	$35.09	$46.00	$35.09	$29.89
Nitrofuratoin 50mg capsules	90	$151.20	$83.98	$164.99	$175.16	$86.59	$125.00	$86.59	$131.89
Paroxetine 20mg tablets	90	$9.00	$9.99	$10.00	$10.00	$90.59	$10.00	$90.59	$28.69
Pioglitazone 15mg tablets	90	$25.20	$25.40	$375.99	$294.00	$437.99	$150.00	$438.00	$581.99
Simvastatin 40mg tablets	90	$9.00	$13.41	$61.49	$53.00	$117.99	$58.00	$118.00	$89.89
Sumatriptan 100mg tablets	27 tablets 3 pack)	$38.91	$47.97	$133.49	$284.83	$439.99	$365.00	$439.99	$500.89
Tacrolimus 1mg capsules	90	$111.60	$61.00	$353.49	$358.24	$352.99	$322.00	$353.00	$487.89
Tamiflu 75mg capsules	27 tablets 3 packs	$143.28	$132.70	$144.99	$138.33	$144.99	$133.00	$145.00	$146.99
Valacyclovir 50mg tablets	90	$61.20	$74.17	$328.49	$475.11	$554.99	$461.00	$555.00	$602.99

[1] Source: Cash, out-of-pocket price sold in Scottsdale, AZ on May 20, 2015

Retail Pharmacy Focus

Shifting significant portion of revenue stream away from prescription medications


Walgreens
Now Selling
BEER

Beer & Wine


Café W

Cafes


market

Groceries



Proprietary system for customer to view Rx order, verification and delivery

Payment


PrescriptionTracker
It's good for you
Order Number: 100938563
Order Received
Verifying Prescription & Order
Filling Prescription
Pharmacist Final Check
Order Shipped
Order Delivered
1
2
3
4
5
6
How did we do?
Robert - Simvastatin 40mg Qty #180 Verified

Fax
Mail
Phone
E-Prescription

Prescription

Auto-match Rx with payment → **Pharmacy Robots** → **Pharmacist Check** → **Fulfillment**

Proprietary Cash Rx Technology

Ordering & Fulfillment System

Proprietary system for navigating order from payment to shipping

Pharmacy Queue | Prescriptions | New Rx Forms | Fax History | Quality Assurance | Pharmacy Law | Reorder Reports

Search All Queues : Search

Show only non-archived orders

You can input MG Order#, Patient Name, Patient DOB (YYYY-MM-DD), CP Order#

Unverified | Verified | Transfers | Ready | Hold | Exceptions | Pending Exceptions | Archived

Show All Orders (not limited to 3 month(s))

Note : Below are orders within 3 months

Page 1 of 1 pages | View 50 per page | Total 10 records found

Reset Filter | Search

Select Visible | Unselect Visible | 0 items selected

Actions | Submit

	Order #	CP Order #	Created On	Patient Name	Region	Shipping Method	Marked Ready	Faxes
Any			From: To:				From: To:	
	101023494	412407	Feb 12, 2014 11:49:20 AM	[redacted]	New Hampshire	USPS Free	Mar 3, 2014 5:02:16 PM	RxFaxId163546
	101030930	416494	Feb 25, 2014 2:09:12 PM	[redacted]	New York	USPS Free	Mar 3, 2014 5:33:33 PM	RxFaxId165940
	101033794	418756	Mar 3, 2014 3:48:01 PM	[redacted]	Georgia	USPS Free	Mar 3, 2014 5:00:04 PM	
	101033795	418757	Mar 3, 2014 3:50:52 PM	[redacted]	New Jersey	USPS Free	Mar 3, 2014 5:00:05 PM	
	101033798	418760	Mar 3, 2014 3:57:01 PM	[redacted]	Pennsylvania	USPS Free	Mar 3, 2014 5:00:13 PM	
	101033804	418765	Mar 3, 2014 4:08:24 PM	[redacted]	Pennsylvania	USPS Free	Mar 3, 2014 5:15:08 PM	
	101033808	418768	Mar 3, 2014 4:16:18 PM	[redacted]	California	USPS Free	Mar 3, 2014 5:30:03 PM	
	101033809	418769	Mar 3, 2014 4:16:24 PM	[redacted]	Georgia	USPS Free	Mar 3, 2014 5:30:05 PM	
	101033815	418771	Mar 3, 2014 4:27:04 PM	[redacted]	Indiana	USPS Free	Mar 3, 2014 5:30:10 PM	
	101033819	418774	Mar 3, 2014 4:57:44 PM	[redacted]	Florida	USPS Priority	Mar 3, 2014 5:45:04 PM	

Proprietary Cash Rx Technology

"ObamaCare" Opportunity

- Affordable Care Act increasing deductibles & copays by 34%[1]
- Nevada Silver State Exchange Bronze Plan increases
  - $6,000 deductible for an individual
  - $12,000 deductible for a family
- Market quickly moving from insurance to cash
- $80 billion cash prescription market by 2015[2]

nevada health link
connecting you to health insurance

AFFORDABLE CARE ACT
HealthCare.gov

[1] Source: HealthPocket.com

[2] Cash market estimated at $20 billion in 2007 at HealthWarehouse founding

ACA Impact on Rx Consumer

Year	2007	2014	2015+
Consumer Profile	Uninsured	Insured	All
HealthWarehouse Customer	5% Insured	90% Insured	All
Income Level	Low	Middle	All Levels
Reason Shopping Online	No Alternative	Increasing copays	Convenience
Demand Driver	Price	Price & Convenience	Online & Mobile
Innovator	Big Box Chains	Grocery Chains	HealthWarehouse



Brand to Generic Opportunity

$212 billion in brands go generic 2009-2015



28.3
Plavix
Seroquel
Singulair
Actos
Tricor
Lexapro
Diovan
Diovan HCT
Lidoderm
13.8
Prevacid
Topamax
Valtrex
Adderall XR
12.6
Effexor XR
Flomax
Aricept
Cozaar
Hyzaar
Lovenox
13.5
Lipitor
Zyprexa
Levaquin
6.9
Propecia
Tricor
Cymbalta
Aciphex
13.8
Nasonex
Nexium
Celebrex
Proair HFA
9.8
Abilify
2009
2010
2011
2012
2013E
2014E
2015E

Once drugs go generic, cash price on HealthWarehouse typically cheaper than copay/deductible
Source: HealthWarehouse

Market Consolidation

Brick & mortar retail pharmacy chains merging with wholesalers for increased margin & distribution

- Walgreens & Amerisource Bergen (May 2013)
- CVS & Cardinal Health (December 2013)
- Rite Aid & McKesson (February 2014)
- CVS & OmniCare (May 2015)

Fewer customers, less leverage and margins for drug manufacturers; direct supply relationship opportunities for new partners like HealthWarehouse.com

Challenges and Setbacks

- By 2012, the company experienced difficulty managing growth, resulting in stress on systems and infrastructure

- Senior debt holders attempted to take over HEWA through a proxy battle in early 2013
  - Over $800K in extraordinary legal to settle proxy fight

- HEWA lost focus
  - Online ad spending dropped
  - Core business suffered



Restructuring Began Fall 2013

To reduce expenses & work to profitability

- Discontinue over $2M in low margin B2B business to focus on core online consumer prescription and OTC

- Right-size expense & personnel infrastructure for core business

- Improve customer experience and reviews



Renewed Focus on Core Business

	Q3' 2013	Q1' 2015	Improvement	% Improvement
Inventory	$ 393,000	$ 145,000	$ 248,000	+63%
Accounts Receivable	$ 270,000	$ 112,000	$ 158,000	+59%
Accounts Payable	$3,336,000	$2,411,000	$ 925,000	+28%
Operating Expenses	$2,167,000	$1,108,000	$1,059,000	+49%
Full Time Employees	50	32	18	+36%
Blended Gross Margin	48%	61%	13%	+27%
EBITDAS	($672,000)	($65,000)	$606,000	+90%

Renewed Focus on Core Business

	Q4' 2014	Q1' 2015	Improvement	% Improvement
Sales	$1,475,000	$1,613,000	$ 138,000	+9.3%
Gross Profit	$ 906,000	$ 982,000	$ 76,000	+8.4%
Operating Expenses	$1,684,000	$1,108,000	$ 576,,000	+34.2%
Net Income	($ 582,000)	($ 201,000)	$ 381,000	+65.5%
EBITDAS	($ 392,000)	($ 65,000)	$ 327,000	+83.4%

Highly Rated by 3rd Parties

TRUSTPILOT

Excellent 9.1 out of 10

Based on 659 reviews

bizrate

Overall Satisfaction: 9.1 out of 10

Would Shop Here Again: 9.4 out of 10

Likelihood to Recommend: 9.2 out of 10

Based on 599 reviews

BBB

BBB Rating: A+

4.8 out of 5

Based on 15 reviews

Google Trusted Store

yelp

Nextag

ResellerRatings by Answers

shopping.com

facebook

Google Shopping

Voice of the Customer


Nina

"Best alternative to Canadian drugs licensed in the USA so subject to the same regulations. I've told anyone who will listen about them. I've been using them for years. If you have any problems, their **customer service is responsive and quick.**" - May 2015


Wendy

"As I recently lost my health insurance, this was the first time I had even compared prices on my prescription. Never really knew the true cost at my local pharmacy. I was shocked when I called them to ask what my perscriptions cost without insurance. That's when I started researching other avenues. **I have been impressed with the speed of delivery, ease of transferring my Rx, and ease of ordering.** Very impressed." - May 2015


Gail

"When I lost my health insurance, I went looking for the best prices for my generic meds. Fortunately, I found Healthwarehouse.com. Not only were my prescriptions available at great prices, but when I did get insurance, I found that **I could continue to get my meds at better prices than my co-pays.** Their automatic renewals and mailed delivery help me avoid the monthly wait checkout in the local pharmacy. Great company. Thanks for keeping prices low and providing great service." - April 2015


David

"**This is one of the most courteous and professional pharmacies period.** I love their customer service and their experience and knowledge of products. We need these pharmacies, as the ones on the corners are becoming convenience stores instead of caring for the health of their patients. Thank you for your service." - March 2015

HealthWarehouse.com[SM]

America's Trusted Online Pharmacy

Thank you!